UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 19, 2016

TUBEMOGUL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36543 (Commission File Number)	51-0633881 (IRS Employer Identification No.)

1250 53rd Street, Suite 2 Emeryville, California (Address of Principal Executive Offices)	94608 (Zip Code)

(510) 653-0126
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by TubeMogul, Inc. (“TubeMogul”) on November 10, 2016, TubeMogul entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated November 10, 2016, by and among TubeMogul, Adobe Systems Incorporated, a Delaware corporation (“Adobe”) and Tiger Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Adobe (“Purchaser”). Pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to purchase all of the issued and outstanding shares of TubeMogul’s common stock, par value $0.001 per share (the “Shares”), for a purchase price of $14.00 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and subject to any required tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 18, 2016 (the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”).

Item 1.02 Termination of a Material Definitive Agreement.

On December 19, 2016, immediately prior to and in connection with the completion of the Offer and the Merger (as defined below), TubeMogul (i) repaid in full all outstanding amounts due under that certain Amended and Restated Loan and Security Agreement, dated as of August 21, 2013, by and between TubeMogul and Silicon Valley Bank, as amended (the “Credit Agreement”), and (ii) terminated all commitments outstanding under the Credit Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired as scheduled at one minute past 11:59 p.m., Eastern Time, on Friday, December 16, 2016 (such date and time, the “Expiration Time”). American Stock Transfer & Trust Company, LLC, the depositary, has advised that, as of the Expiration Time, 30,414,093 Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that are not yet delivered in settlement or satisfaction of such guarantee) had been validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 75.87% of the aggregate number of then issued and outstanding Shares (assuming the exercise of all outstanding options and the issuance of all Shares that TubeMogul is obligated to issue thereon). Accordingly, the minimum tender condition to the Offer has been satisfied. As a result of the satisfaction of the foregoing condition and each of the other conditions to the Offer, Purchaser has accepted for payment all Shares that were validly tendered, and not properly withdrawn, pursuant to the Offer. In addition, the depositary has advised that, as of the Expiration time, 839,519 Shares have been tendered by Notice of Guaranteed Delivery, representing approximately 2.09% of the aggregate number of then issued and outstanding Shares (assuming the exercise of all outstanding options and the issuance of all Shares that TubeMogul is obligated to issue thereon).

On December 19, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Purchaser was merged with and into TubeMogul, with TubeMogul being the surviving corporation (the “Merger”). Upon completion of the Merger, TubeMogul became a subsidiary of Adobe.

At the effective time of the Merger (the “Effective Time”), and as a result of the Merger, and pursuant to the terms and subject to the conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Offer Price, net to the holder in cash, without interest thereon and subject to any required tax withholding, other than (i) Shares held in the treasury of TubeMogul and Shares owned by Purchaser, Adobe or any wholly-owned subsidiary of Adobe or of TubeMogul immediately prior to the Effective Time, or (ii) Shares held by any stockholder that was entitled to demand and properly demanded appraisal of such Shares pursuant to, and which complied in all respects with, Section 262 of the DGCL and who, as of the Effective Time, had neither effectively withdrawn nor lost such stockholder’s rights to such appraisal and payment under the DGCL with respect to such Shares.

The Offer was made only for Shares, and not for outstanding stock options or restricted stock units issued by TubeMogul. Holders of outstanding vested but unexercised stock options or restricted stock units issued by TubeMogul could participate in the Offer only if they first exercised such stock options or became vested in such restricted stock units and settled them for Shares in accordance with the terms of the applicable equity incentive plan and other applicable agreements of TubeMogul and tendered the Shares, if any, issued upon such exercise or in connection with such vesting and settlement. Any such exercise or settlement should have been completed sufficiently in advance of the Expiration Date to assure the holder of such outstanding stock options or restricted stock units that the holder had sufficient time to comply with the procedures for tendering Shares.

In addition, at the Effective Time and by virtue of the Merger and without any action on the part of any holder of any outstanding stock option: (i) each stock option that was outstanding, unexercised, had an exercise price per share that was less than the Merger Consideration (as defined in the Merger Agreement) and was not vested (or required to vest as a result of the Merger) (an “Unvested In-the-Money Option”) and was held by a current employee of TubeMogul or any subsidiary of TubeMogul as of immediately prior to the Effective Time; and (ii) each restricted stock unit that was outstanding and was not vested (or required to vest as a result of the Merger) and was held by a current employee of TubeMogul or any subsidiary of TubeMogul as of immediately prior to the Effective Time (each, an “Unvested RSU”), was, in the case of each of clauses “(i)” and “(ii),” assumed or replaced and became: (A) in the case of each such Unvested In-the-Money Option, a stock option to purchase shares of the Common Stock, par value $0.0001 per share, of Adobe (“Adobe Common Stock”); and (B) in the case of each Unvested RSU, a restricted stock unit in respect of shares of Adobe Common Stock.

In addition, from and after the Effective Time: (i) each Unvested In-the-Money Option assumed or replaced by Adobe may be exercised solely for shares of Adobe Common Stock; (ii) the number of shares of Adobe Common Stock underlying each such Unvested In-the-Money Option shall be determined by multiplying the number of Shares underlying such Unvested In-the-Money Option by the Conversion Ratio, and rounding the resulting number down to the nearest whole number of shares of Adobe Common Stock; (iii) the per-share exercise price for the Adobe Common Stock issuable upon exercise of each such Unvested In-the-Money Option shall be determined by dividing: (A) the exercise price per share of such Unvested In-the-Money Option, by (B) the Conversion Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (iv) subject to the terms of the stock option agreement by which such Unvested In-the-Money Option is evidenced, any restriction on the exercise of such Unvested In-the-Money Option shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Unvested In-the-Money Option shall otherwise remain unchanged; provided, however, that Adobe’s board of directors or a committee thereof shall succeed to the authority and responsibility of TubeMogul’s board of directors or any committee thereof with respect to such Unvested In-the-Money Option.

Further, from and after the Effective Time: (A) each Unvested RSU assumed or replaced by Adobe will, upon the vesting thereof, become a restricted stock unit in respect of shares of Adobe Common Stock; (B) the number of shares of Adobe Common Stock underlying such Unvested RSU shall be determined by multiplying: (1) the number of shares of Company Common Stock underlying such Unvested RSU; by (2) the Conversion Ratio, and rounding the resulting number down to the nearest whole number of shares of Adobe Common Stock; and (C) any restriction on the vesting or settlement or issuance of shares under such Unvested RSU shall continue in full force and effect, and the term, vesting schedule and other provisions of such Unvested RSU shall otherwise remain unchanged; provided, however, that Adobe’s board of directors or a committee thereof shall succeed to the authority and responsibility of TubeMogul’s board of directors or any committee thereof with respect to such Unvested RSU.

The “Conversion Ratio” means a fraction having: (a) a numerator equal to the Merger Consideration; and (b) a denominator equal to the average of the closing sale prices of a share of Adobe Common Stock as reported on the Nasdaq Global Select Market for the 10 consecutive trading day period ending on the second business day prior to the date of the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”).

Adobe did not assume any TubeMogul stock options or restricted stock units, or substitute any TubeMogul stock options or restricted stock units with an equivalent option, restricted stock unit or right, held by any individual who, at the Effective Time, was not a current employee of TubeMogul or any subsidiary of TubeMogul (each, a “Non-Company Employee”).  Each unvested stock option held by a Non-Company Employee as of immediately prior to the Effective Time was accelerated and treated as a vested stock option in accordance with the Merger Agreement.  Each unvested restricted stock unit held by a Non-Company Employee as of immediately prior to the Effective Time was accelerated and treated as a vested restricted stock unit in accordance with the Merger Agreement.

The aggregate cash consideration paid by Adobe and Purchaser in the Offer and Merger was approximately $549,000,000, without giving effect to related transaction fees and expenses. Adobe and Purchaser funded the consideration paid to stockholders in the Offer and pursuant to the Merger through Adobe’s cash on hand.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, TubeMogul notified the Nasdaq Global Select Market (“NASDAQ”) on December 19, 2016 that the Merger was consummated and trading of the common stock of TubeMogul on NASDAQ has been suspended. Accordingly, NASDAQ has filed a notification of delisting of TubeMogul’s common stock from NASDAQ and deregistration of TubeMogul’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC. TubeMogul intends to file a certification on Form 15 with the SEC to cause TubeMogul’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of the Purchaser’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL, on December 19, 2016, a change in control of TubeMogul occurred and TubeMogul now is a subsidiary of Adobe.

The information disclosed under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Brett Wilson, Ajay Chopra, Russell Fradin, Ashu Garg, Jack Lazar, Paul Levine and David Toth resigned from his respective position as a member of the Board of Directors, and any committee thereof, of TubeMogul, effective at the Effective Time. Following the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the directors of Purchaser as of immediately prior to the Effective Time, Tracy Hanson and Keith San Felipe, became the directors of TubeMogul.

Following the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the officers of Purchaser immediately prior to the Effective Time became the officers of TubeMogul following the Effective Time, with Donna Morris appointed as President of TubeMogul, Keith San Felipe appointed as Vice President and Treasurer of TubeMogul, Mike Dillon appointed as General Counsel and Secretary of TubeMogul and Justin Judd appointed as Vice President and Assistant Secretary of TubeMogul.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time: (i) the certificate of incorporation of TubeMogul was amended and restated to read in its entirety in a form as mutually agreed by Adobe and TubeMogul; and (ii) the bylaws of TubeMogul were amended and restated to read in their entirety as the bylaws of Purchaser in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of TubeMogul are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

2.1

Agreement and Plan of Merger, dated as of November 10, 2016, by and among TubeMogul, Inc., Adobe Systems Incorporated and Tiger Acquisition Corporation (incorporated by reference to Exhibit 2.1 of TubeMogul’s Current Report on Form 8-K filed with the SEC on November 10, 2016).

3.1	Amended and Restated Certificate of Incorporation of TubeMogul, Inc.
3.2	Amended and Restated Bylaws of TubeMogul, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TubeMogul, Inc.

December 19, 2016	By:	/s/ Justin Judd
Justin Judd
Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Title

2.1

Agreement and Plan of Merger, dated as of November 10, 2016, by and among TubeMogul, Inc., Adobe Systems Incorporated and Tiger Acquisition Corporation (incorporated by reference to Exhibit 2.1 of TubeMogul’s Current Report on Form 8-K filed with the SEC on November 10, 2016).

3.1	Amended and Restated Certificate of Incorporation of TubeMogul, Inc.
3.2	Amended and Restated Bylaws of TubeMogul, Inc.